BIG CAT MINING CORPORATION
                              A Nevada Corporation

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Big Cat Mining Corporation (the "Company") on Form 10-QSB for the quarter ended January 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), we, Michael Halvorson, President, Chief Executive Officer, and Phil Mudge, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.ss. 1350, as adopted pursuant to ss.ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated March 28, 2003                     /s/ Michael Halvorson
                                         -------------------------------------
                                         Michael Halvorson,
                                         President and Chief Executive Officer


                                         /s/ Phil Mudge
                                         -------------------------------------
                                         Phil Mudge,
                                         Chief Financial Officer